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                                                                    EXHIBIT 10.3

                                 THIRD AMENDMENT
                                       TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                             GGP LIMITED PARTNERSHIP

         THIS THIRD AMENDMENT (the "Third Amendment") is made and entered into on the 15th day of February, 2002, by and among the undersigned parties.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, a Delaware limited partnership known as GGP Limited Partnership (the "Partnership") exists pursuant to that certain Second Amended and Restated Agreement of Limited Partnership of GGP Limited Partnership dated as of April 1, 1998, as amended by that certain First Amendment thereto dated as of June 10, 1998, and that certain Second Amendment thereto dated as of June 29, 1998 (such Second Amended and Restated Agreement of Limited Partnership, as so amended, the "Second Restated Partnership Agreement"), and the Delaware Revised Uniform Limited Partnership Act;

         WHEREAS, General Growth Properties, Inc., a Delaware corporation, is the general partner of the Partnership (the "General Partner"); and

         WHEREAS, the parties hereto, being the sole general partner of the Partnership and the holders of a Majority-in-Interest of the Common Units (as defined in the Second Restated Partnership Agreement) desire to amend the Second Restated Partnership Agreement to reflect certain understandings among them as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the definitions assigned to such terms in the Second Restated Partnership Agreement, as amended hereby.

         2. ADDITIONAL DEFINITIONS. Section 1.1 of the Second Restated Partnership Agreement is hereby amended by inserting the following new definitions:

                  "Preferred Units" shall mean the Series A Preferred Units and any other series of preferred units of limited partnership interest in the Partnership that are established and issued from time to time in accordance with the terms hereof.

                  "Stock Plans" shall mean the Incentive Stock Plan and the other option, stock purchase and/or dividend reinvestment plans of the General Partner or the Partnership that are in effect from time to time.


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         3. AMENDED DEFINITIONS.

              (a) The definition of "Common Units" set forth in Section 1.1 of the Second Restated Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

              "'Common Units' shall mean all Units other than Preferred Units."

              (b) The definition of "Percentage Interest" set forth in Section
         1.1 of the Second Restated Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

                  "'Percentage Interest' shall mean, with respect to any Partner at any time, the percentage ownership interest of such Partner in the Partnership at such time, which percentage ownership interest shall be equal to the quotient of the number of Common Units owned by such Partner at such time divided by the aggregate number of issued and outstanding Common Units at such time, and any holder of Preferred Units shall have a 0% Percentage Interest in respect of such Preferred Units. The Percentage Interest of each Partner on the date hereof is set forth opposite its name on Exhibit A."

         4. ADDITIONAL FUNDS. Section 4.3(b) of the Second Restated Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

                  "(b) Effective on each Adjustment Date and without the consent of any other Partner, the Partnership shall issue to the General Partner (i) with respect to Contributed Funds relating to an issuance by the General Partner of Common Stock, the number of additional Common Units equal to the product of (x) the number of shares of Common Stock issued by the General Partner in connection with obtaining such Contributed Funds, and (y) the Conversion Factor, and (ii) with respect to Contributed Funds relating to an issuance by the General Partner of Series A Preferred Shares, an equal number of Series A Preferred Units. The General Partner shall be authorized on behalf of each of the Partners to amend this Agreement to reflect the issuance of Units in accordance with Sections 4.3 and 4.4 in the event that the General Partner deems such amendment to be desirable."

         5. STOCK PLANS. Section 4.4 of the Second Restated Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

                  "4.4 STOCK PLANS. If at any time or from time to time options granted in connection with the General Partner's Stock Incentive Plan or any other Stock Plan are exercised in accordance with the terms thereof or shares of Common Stock are otherwise issued pursuant to any of the Stock Plans:

                           (a) the General Partner shall, as soon as practicable
                  after such exercise or other issuance, contribute to the capital of the Partnership an amount equal to the exercise price or other purchase price paid to the General Partner by the exercising or purchasing party in connection with such exercise or issuance; and


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                           (b) the Partnership shall issue to the General
                  Partner, with respect to any exercise of options or purchase of shares of Common Stock pursuant to the Stock Plans, the number of additional Common Units equal to the product of (i) the number of shares of Common Stock issued by the General Partner in connection with such exercise or purchase, multiplied by (ii) the Conversion Factor."

         6. DISTRIBUTIONS WITH RESPECT TO COMMON UNITS. Section 5.2(a) of the Second Restated Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead: -

                  "5.2  DISTRIBUTIONS WITH RESPECT TO COMMON UNITS.

                  (a) Subject to the terms of the Preferred Units and after giving effect to the same, the General Partner shall, from time to time as determined by the General Partner (but in any event not less frequently than quarterly), cause the Partnership to distribute all or a portion of the remaining Net Operating Cash Flow to the holders of Common Units on the relevant Partnership Record Date in such amounts as the General Partner shall determine; provided, however, that all such distributions shall be made pro rata in accordance with the Partners' then Percentage Interests; and provided further, that notwithstanding anything to the contrary contained herein, the General Partner shall use its best efforts to cause the Partnership to distribute sufficient amounts to enable the General Partner to pay shareholder dividends that will (i) satisfy the requirements for qualifying as a REIT under the Code and Regulations ("REIT Requirements"), and (ii) avoid any federal income or excise tax liability of the General Partner."

         7. DISTRIBUTIONS WITH RESPECT TO SERIES A PREFERRED UNITS. Section 5.9(c) of the Second Restated Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

                  "(c) If the Partnership has not authorized and paid full cumulative distributions with respect to the Series A Preferred Units for all past distribution periods and the then current distribution period, or has not authorized and set apart a sum sufficient for the payment thereof, then the Partnership shall not authorize, pay or set aside for payment any distributions with respect to the Common Units or any other series of Preferred Units (other than distributions made in the form of Common Units or Preferred Units, as the case may be), nor shall the Partnership redeem, purchase or otherwise acquire any Common Units or Preferred Units of any other series (or set apart any monies as a sinking fund for such purpose) for any consideration other than Common Units or Preferred Units, as the case may be (including without limitation in connection with the exercise of Rights)."

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         8. POWERS AND DUTIES OF GENERAL PARTNER. Section 6.2 of the Second
Restated Partnership Agreement is hereby amended by inserting the phrase "but without limiting the foregoing grant of power, authority and discretion" after the word "hereof" and before the comma in the twelfth line thereof.

         9. MAJOR DECISIONS. Section 6.3(a) of the Second Restated Partnership Agreement is hereby amended by inserting the phrase "and other than as provided in other sections hereof" after the word "hereof" and before the period in the last line of such section.

         10. DISTRIBUTIONS ON DISSOLUTION. Section 7.2(d) of the Second Restated Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

              (a) Payment to the holders of Preferred Units in accordance with the terms of thereof; and

              (b) To the Partners holding Common Units in accordance with their respective Percentage Interests."

         11. LIQUIDATION PREFERENCE OF SERIES A PREFERRED UNITS. The phrase "or other series of Preferred Units" is hereby added after the word "Units" and before the period in the last line of Section 7.8(a) of the Second Restated Partnership Agreement.

         12. AMENDMENTS. The second sentence of Section 13.7 of the Second Restated Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

                  "Notwithstanding anything to the contrary contained herein,
         (a) without the written consent of a Limited Partner, this Agreement may not be amended to convert such Limited Partner's partnership interest in the Partnership to a general partnership interest (or otherwise adversely affect such Limited Partner's limited liability) and (b) without the written consent of a Limited Partner holding Common Units, this Agreement may not be amended to materially adversely affect such Limited Partner's rights to distributions or allocations in respect of such Common Units except in connection with the admission of Additional Partners or unless such amendment affects the Bucksbaum Limited Partners in the same manner on a Unit-for-Unit basis."

         13. NEW EXHIBIT A. Exhibit A to the Second Restated Partnership Agreement, identifying the Partners, the number of Units owned by them and their respective Percentage Interests, if any, is hereby deleted in its entirety and the Exhibit A in the form attached hereto is hereby inserted in its place and stead.

         14. OTHER PROVISIONS UNAFFECTED. Except as expressly amended hereby, the Second Restated Partnership Agreement shall remain in full force and effect in accordance with its terms.



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         IN WITNESS WHEREOF, the undersigned have executed this Third Amendment on the day and year first above written.


GENERAL PARTNER:
---------------

GENERAL GROWTH PROPERTIES, INC.,
 a Delaware corporation

By: /s/ Bernard Freibaum
    -----------------------------------------
    Its: Executive Vice President/Chief Financial Officer


LIMITED PARTNERS:
-----------------

M.B. CAPITAL PARTNERS III, a South
Dakota general partnership

By:      GENERAL TRUST COMPANY, not
         individually but solely as Trustee
         of Martin Investment Trust G, a partner


         By: /s/ Marshall E. Eisenberg
             -------------------------
             Its: President